Exhibit 99.1

ThinkEquity Partners, LLC August 2, 2007

Safe-Harbor Statement This presentation includes forward-looking statements, including those regarding the proposed acquisition of Web.com by Website Pros and the anticipated reach, capabilities and opportunities for the combined company, future products and services, expected benefits to merchants and other customers, market opportunities, expected customer base, and the anticipated closing of the transaction. These statements are based on certain assumptions and reflect our current expectations. Statements including words such as "anticipate," "propose," "estimate," "believe" or "expect" and statements in the future tense are forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements to differ materially from any future results, performance, or achievements discussed or implied by such forward-looking statements. Some of the factors that could cause results to differ materially from the expectations expressed in these forward-looking statements include the following: the risk that the proposed transaction may not be completed in a timely manner, if at all; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks related to the successful offering of the combined company's products and services; the risk that the anticipated benefits of the merger may not be realized; and other risks that may impact Website Pros’ and Web.com’s businesses, some of which are discussed in the companies' reports filed with the Securities and Exchange Commission (the "SEC") under the caption "Risks That Could Affect Future Results" or "Risk Factors" and elsewhere, including, without limitation, each of Website Pros’ and Web.com’s 10-Ks for the year ended December 31, 2006 and 10-Q’s for the quarter ended March 31, 2007. Copies of Website Pros’ and Web.com’s filings with the SEC can be obtained on their websites, or at the SEC's website at www.sec.gov. You can also obtain Website Pros’ report through its website at http://www.websitepros.com and Web.com’s reports through its website at http://www.web.com . Any forward-looking statement is qualified by reference to these risks, uncertainties and factors. If any of these risks or uncertainties materializes, the acquisition may not be consummated, the potential benefits of the acquisition may not be realized, the operating results of Website Pros and Web.com could suffer, and actual results could differ materially from the expectations described in these forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. These risks, uncertainties and factors are not exclusive, and Website Pros and Web.com undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this presentation. Reconciliations of financial metrics Adjusted net income from continuing operations is a non-GAAP financial measure and is defined as net income from continuing operations excluding interest income or expense, provision for income taxes, depreciation, amortization of intangibles, stock-based compensation, and fair value adjustment to purchased deferred revenue. A reconciliation of this non-GAAP measure to the GAAP measure, net income, can be found in our earnings release dated August 1, 2007. Subscriber Acquisition Cost “SAC” is calculated as the cost of media spent during the period divided by gross subscriber addition during the period. Average Revenue Per User “ARPU” is calculated using the GAAP revenue for the quarter reported divided by the average number of subscribers for the period. Churn is calculated as the number of subscribers cancelled during the period divided by the sum of the number of subscribers at the beginning of the period and the gross number of subscribers added during the period.

Website Pros Profile Founded in 1997 Leading provider of comprehensive Web services and leads for small and medium-sized businesses Proven expertise with over 400,000 websites and online marketing packages created Offices in Jacksonville, Spokane, Virginia, Ontario, Nova Scotia and Scottsdale, Arizona. Approximately 644 employees Long-term growth and profitability track record: 38% 3 year revenue CAGR Profitable for 14 consecutive quarters

Presentation Overview Individual company overview Merger overview Benefits of the merger Growth opportunities for combined company Q2 Update from Website Pros Q&A

Company Overviews - Significant cross-selling opportunities - Operational expertise - 158,000 Subscribers* - 80,700 Subscribers* - Large brand-name partners - Large brand-name partners - Diversified inbound sales - Strong outbound telesales - 21 patents, with several pending - Proven customer service - Industry-leading technology - Search engine optimization tools - Online / Affiliate marketing expertise - Lead generation services - Subscription-based model - Subscription-based model - Best in class DIY web services - Best in class DIFM web services *as of June 30, 2007 for Website Pros and as of March 31, 2007 for Web.com

Large Partner Network

Strategic Rationale for Merger An Investment in Growth and Scale • Creates a leader in the web services market - Over $121 million annualized revenue run rate* - Over 238,000 paid subscribers* • Natural combination of two highly complementary companies Combines comprehensive DIFM and DIY solutions • Creates significant cross-sell opportunities • Highly complementary sales channels Significant integration savings expected: $5.0 - $7.0 during CY2008 Extensive intellectual capital • Merger expected to be accretive in CY2008** *as of June 30, 2007 for Website Pros and as of March 31, 2007 for Web.com ** non-GAAP diluted earnings per share basis

Complete Web Services Provider for Customers & Partners

Deal Structure Subject to pro-ration, Web.com shareholders may elect to receive for each WWWW share: - 0.6875 shares of WSPI stock or - $6.5233 in cash Cash used for acquisition consideration shall equal $25 million Aggregate purchase price of approximately $129 million based on 6/26/07 WSPI closing price Approximately 9 million shares of WSPI

Combined Growth Strategy Continue to develop or acquire complementary services and technologies Provide greater partner opportunities through product offerings to accommodate DIY or DIFM requirements on a private-label, white-label, or co-branded basis Increase ARPU through both up-selling and cross-selling Reach a broader range of SMB customers through complementary sales channels with full range of products and pricing options; more opportunities to lower churn The goal is to become the online service provider of choice for the 25 million SMB market; focus on Internet and lead generation services through strong brand awareness and superior products and execution • • • • •

Next Steps SEC approval process S-4 filed on 7/31/07 Shareholder vote for each company Merger expected to close second half of 2007 Once closed, more specific information will be available

Website Pros Q2 2007 Financial Highlights Total Subscribers 69,022 73,031 73,080 73,806 80,713 76,739 51,719 49,201 46,643 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 2005-Q2 2005-Q3 2005-Q4 2006-Q1 2006-Q2 2006-Q3 2006-Q4 2007-Q1 2007-Q2 Subscribers Gross Adds Churn

Customer Churn 6.7% 6.4% 5.9% 6.2% 4.8% 5.3% 5.4% 5.7% 5.3% 5.2% 5.7% 6.0% 6.0% 4.0% 4.5% 5.0% 5.5% 6.0% 6.5% 7.0% 2004 Q2 2004 Q3 2004 Q4 2005 Q1 2005 Q2 2005 Q3 2005 Q4 2006 Q1 2006 Q2 2006 Q3 2006 Q4 2007 Q1 2007 Q2

Quarterly Revenue Growth 2004 2005 2006 2007 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 $11.0 $12.0 $13.0 $14.0 $15.0 $16.0 $17.0 $18.0 Jun-04 Sep-04 Dec-04 Mar-05 Jun-05 Sep-05 Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 (millions) Subscription License Professional Services

Non-GAAP Net Income (millions) Annual 6 Months Ending June 30 (millions) -$2.0 -$0.5 $1.0 $2.5 $4.0 $5.5 $7.0 $8.5 2003 2004 2005 2006 Non-GAAP Net Income $2.5 $2.8 $3.0 $3.3 $3.5 $3.8 $4.0 $4.3 $4.5 $4.8 $5.0 2006 2007 Non-GAAP Net Income

ThinkEquity Partners, LLC August 2, 2007